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EXHIBIT 10(dd)    Commitments to Subscribe in Rights Offering.



                                        February 18, 1998


EIP Microwave, Inc.
1745 McCandless Drive
Milpitas, CA 95035-8024

     Re:  Commitment to Subscribe in Rights Offering

Gentlemen:

     On November 7, 1997, the undersigned, J. Bradford Bishop, was the record holder of 62,473 shares of Common Stock of EIP Microwave, Inc. (the "Company"). The undersigned, J. Bradford Bishop, hereby irrevocably commits to subscribe for a minimum of 3,200,000 shares of Common Stock of the Company at the subscription price of $0.50 per share (with an aggregate subscription price of $1,600,000) pursuant to the basic subscription rights and, if applicable, the oversubscription privilege of the undersigned in the pending Rights Offering.
On or before the expiration date of the Rights Offering, the undersigned agrees to execute and deliver to the Company a subscription agreement with respect to the foregoing commitment.

                                        Very truly yours,


                                        /s/ J. Bradford Bishop
                                        J. Bradford Bishop



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                                        February 18, 1998


EIP Microwave, Inc.
1745 McCandless Drive
Milpitas, CA 95035-8024

     Re:  Commitment to Subscribe in Rights Offering

Gentlemen:

     On November 7, 1997, the undersigned, John F. Bishop and Ann R. Bishop, as trustees of the Bishop Family Trust, were the record holder of 118,260 shares of Common Stock of EIP Microwave, Inc. (the "Company"). The undersigned hereby irrevocably commits to subscribe for a minimum of 1,300,000 shares of Common Stock of the Company at the subscription price of $0.50 per share (with an aggregate subscription price of $650,000) pursuant to the basic subscription rights and, if applicable, the oversubscription privilege of the undersigned in the pending Rights Offering. On or before the expiration date of the Rights Offering, the undersigned agrees to execute and deliver to the Company a subscription agreement with respect to the foregoing commitment.

                                        Very truly yours,


                                        /s/ John F. Bishop
                                        John F. Bishop, trustee of
                                        The Bishop Family Trust


                                        /s/ Ann R. Bishop
                                        Ann R. Bishop, trustee of
                                        The Bishop Family Trust



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                                        February 18, 1998


EIP Microwave, Inc.
1745 McCandless Drive
Milpitas, CA 95035-8024

     Re:  Commitment to Subscribe in Rights Offering

Gentlemen:

     On November 7, 1997, the undersigned, James N. Cutler, Jr., was the beneficial holder of 1,000 shares of Common Stock of EIP Microwave, Inc. (the "Company"). The undersigned, James N. Cutler, Jr., hereby irrevocably commits to subscribe for a minimum of 1,000,000 shares of Common Stock of the Company at the subscription price of $0.50 per share (with an aggregate subscription price of $500,000) pursuant to the basic subscription rights and, if applicable, the oversubscription privilege of the record holder of the undersigned's beneficial shares in the pending Rights Offering. On or before the expiration date of the Rights Offering, the undersigned agrees to direct the record holder of his beneficial shares to execute and deliver to the Company a subscription agreement with respect to the foregoing commitment.

                                        Very truly yours,


                                        /s/ James N. Cutler, Jr.
                                        James N. Cutler, Jr.



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                                        February 18, 1998


EIP Microwave, Inc.
1745 McCandless Drive
Milpitas, CA 95035-8024

     Re:  Commitment to Subscribe in Rights Offering

Gentlemen:

     On November 7, 1997, the undersigned, J. Sidney Webb, was the record holder of 800 shares of Common Stock of EIP Microwave, Inc. (the "Company"). The undersigned, J. Sidney Webb, hereby irrevocably commits to subscribe for a minimum of 100,000 shares of Common Stock of the Company at the subscription price of $0.50 per share (with an aggregate subscription price of $50,000) pursuant to the basic subscription rights and, if applicable, the oversubscription privilege of the undersigned in the pending Rights Offering.
On or before the expiration date of the Rights Offering, the undersigned agrees to execute and deliver to the Company a subscription agreement with respect to the foregoing commitment.

                                        Very truly yours,


                                        /s/ J. Sidney Webb
                                        J. Sidney Webb



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